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                                                                     Exhibit 24


                               POWER OF ATTORNEY

Each person whose signature appears below, in his category as a director and/or officer of The Summit Bancorporation ("SUMMIT"), hereby appoints Robert G. Cox and/or John R. Feeney, and each of them, a true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution and in his or her name, place and stead, to sign a Registration Statement on Form S-4 (or such other form as they deem appropriate) under the Securities Act of 1933, in connection with the proposed acquisition of Garden State Bancshares, Inc. and a public offering by SUMMIT of Common Stock, to file the same (with all exhibits thereto and other related documents) with the Securities and Exchange
Commission and all other appropriate governmental authorities, to sign any and all amendments thereto (including post-effective amendments), and to execute all related documents, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do each and every act they deem necessary or desirable to be done, as fully to all intents and purposes as he or she might do in person. This Power of Attorney may be executed in counterparts.

Dated August 8, 1995


/s/ Allan G. Anderson                       /s/ S. Griffin McClellan III
-----------------------------------         -----------------------------------
Allan G. Anderson                           S. Griffin McClellan III


/s/ S. Rodgers Benjamin                     /s/ Robert W. Parsons Jr.
-----------------------------------         -----------------------------------
S. Rodgers Benjamin                         Robert W. Parsons Jr.


/s/ James C. Brady, Jr.                     /s/ T.D. Sayles Jr.
-----------------------------------         -----------------------------------
James C. Brady, Jr.                         Thomas D. Sayles Jr.


/s/ Robert G. Cox                           /s/ Reeve Schley III
-----------------------------------         -----------------------------------
Robert G. Cox                               Reeve Schley III


/s/ John R. Feeney                          /s/ Orin R. Smith
-----------------------------------         -----------------------------------
John R. Feeney                              Orin R. Smith


/s/ S.V. Gilman Jr.                         /s/ Douglas G. Watson
-----------------------------------         -----------------------------------
Samuel V. Gilman Jr.                        Douglas G. Watson


/s/ William Boyce Lum                       /s/ Kate B. Wood
-----------------------------------         -----------------------------------
William Boyce Lum                           Kate B. Wood